UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 3, 2021	(August 31, 2021)
Date of Report (Date of earliest event reported)

GREIF INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road	Delaware	Ohio	43015
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	GEF	New York Stock Exchange
Class B Common Stock	GEF-B	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.    Results of Operations and Financial Condition.
On September 1, 2021, Greif, Inc. ("the Company") issued a press release (the “Earnings Release”) announcing the financial results for its third quarter ended July 31, 2021. The full text of the Earnings Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The Earnings Release included the following non-GAAP financial measures (the “non-GAAP Measures”):

(i)the Company's net income, excluding the impact of adjustments, for the third quarter of 2021 and the third quarter of 2020, which is equal to the Company's consolidated net income for the applicable period plus restructuring charges, plus acquisition and integration related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges, plus incremental COVID-19 costs, net, plus (gain) loss on disposal of properties, plants, equipment and businesses, net, timberland gains, net, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period;
(ii)the Company's earnings per diluted Class A share, excluding the impact of adjustments, for the third quarter of 2021 and the third quarter of 2020, which is equal to earnings per diluted Class A share of the Company for the applicable period plus restructuring charges, plus acquisition and integration related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges, plus incremental COVID-19 costs, net, plus (gain) loss on disposal of properties, plants, equipment and businesses, net, timberland gains, net, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period;
(iii)the Company's consolidated adjusted EBITDA for the third quarter of 2021 and the third quarter of 2020, which is equal to the Company's consolidated net income for the applicable period plus interest expense, net, plus income tax expense, plus depreciation, depletion and amortization expense, plus restructuring charges, plus acquisition and integration related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges, plus incremental COVID-19 costs, net, plus (gain) loss on disposal of properties, plants, equipment and businesses, net, timberland gains, net, each on a consolidated basis for the applicable period;
(iv)the Company's consolidated adjusted free cash flow for the third quarter of 2021 and the third quarter of 2020, which is equal to the Company's consolidated net cash provided by operating activities for the applicable period less cash paid for purchases of properties, plants and equipment, plus cash paid for acquisition and integration related costs, plus cash paid for incremental COVID-19 costs, net, plus cash paid for acquisition and integration related Enterprise Resource Planning ("ERP") systems, each on a consolidated basis for the applicable period;
(v)the Company's net debt for the third and second quarters of 2021 and the third quarter of 2020, which is equal to the Company's consolidated total debt at the end of the applicable period ended less cash and cash equivalents at the end of the applicable period ended.
(vi)net sales excluding foreign currency translation for the Company's Global Industrial Packaging business segment for the third quarter of 2021 and the third quarter of 2020, which is equal to that business segment's net sales for the applicable quarter, after adjusting such sales for the third quarter of 2021 for foreign currency translation;
(vii)adjusted EBITDA for the Company’s Global Industrial Packaging business segment for the third quarter of 2021 and the third quarter of 2020, which is equal to that business segment’s operating profit less other (income) expense, net, less non-cash pension settlement charges, less equity earnings of unconsolidated affiliates, net of tax, plus depreciation and amortization expense, plus restructuring charges, plus non-cash asset impairment charges, plus non-cash pension settlement charges, plus incremental COVID-19 costs, net, plus gain on disposal of properties, plants, equipment and businesses, net, each for the applicable period;
(viii)net sales excluding foreign currency translation for the Company's Paper Packaging & Services business segment for the third quarter of 2021 and the third quarter of 2020, which is equal to that business segment's net sales for the applicable quarter, after adjusting such sales for the third quarter of 2021 for foreign currency translation;
(ix)adjusted EBITDA for the Company’s Paper Packaging & Services business segment for the third quarter of 2021 and the third quarter of 2020, which is equal to that business segment’s operating profit less non-cash pension settlement charges (income), less other expense (income), net, plus depreciation and amortization expense, plus restructuring charges, plus acquisition and integration related costs, plus non-cash pension settlement charges (income), plus non-cash asset impairment charges, plus incremental COVID-19 costs, net, plus loss on disposal of properties, plants, equipment and businesses, net, each for the applicable period; and
(x)adjusted EBITDA for the Company’s Land Management business segment for the third quarter of 2021 and the third quarter of 2020, which is equal to that business segment’s operating profit plus depreciation, depletion and amortization expense, plus restructuring charges, plus gain on disposal of properties, plants, equipment and businesses, net, plus timberland gains, net, each for the applicable period; and
(xi)the Company's leverage ratio for the third quarter of 2021 and the third quarter of 2020, which is equal to net debt divided by trailing twelve month EBITDA, each as calculated under the terms of the Company's Amended and Restated Credit Agreement dated as of February 11, 2019, which has been filed as Exhibit 10.29 to the Company's Annual Report on Form 10-K for its fiscal year ended October 31, 2020.

The Earnings Release also included the following forward-looking non-GAAP measures:
(i)the Company's fiscal year 2021 Class A earnings per share before adjustments guidance, which is equal to earnings per diluted Class A share of the Company for such period plus restructuring charges, plus acquisition and integration related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges (income), plus incremental COVID-19 costs, net, plus (gain) loss on disposal of properties, plants, equipment and businesses, net, plus timberland gains, net, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period; and
(ii)the Company's fiscal year 2021 projected adjusted free cash flow guidance, which is equal to the Company's consolidated net cash provided by operating activities for such period, less cash paid for purchases of properties, plants and equipment, plus cash paid for acquisition and integration related costs, plus cash paid for incremental COVID-19 costs, net, plus cash paid for acquisition and integration related ERP systems. A reconciliation of this forward-looking non-GAAP financial measure was included in the Earnings Release.
No reconciliation of the forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure for item (i) is included in the Earnings Release because, due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.
Management of the Company uses the non-GAAP Measures to evaluate ongoing operations and believes that these non-GAAP Measures are useful to investors. The exclusion of the impact of the identified adjustments (restructuring charges, acquisition and integration related costs, non-cash asset impairment charges, non-cash pension settlement charges (income), incremental COVID-19 costs, net, (gain) loss on disposal of properties, plants, equipment and businesses, net, and timberland gains, net) enable management and investors to perform meaningful comparisons of current and historical performance of the Company. Management of the Company also believes that the exclusion of the impact of the identified adjustments provides a stable platform on which to compare the historical performance of the Company and that investors desire this information. Management believes that the use of consolidated adjusted free cash flow, which excludes cash paid for capital expenditures, acquisition and integration related costs, incremental COVID-19 costs, net, and cash paid for acquisition and integration related ERP systems from the Company's consolidated net cash provided by operating activities, provides additional information on which to evaluate the cash flow generated by the Company and believes that this is information that investors find valuable. The non-GAAP Measures are intended to supplement and should be read together with our financial results. The non-GAAP Measures should not be considered an alternative or substitute for, and should not be considered superior to, our reported financial results. Accordingly, users of this financial information should not place undue reliance on the non-GAAP Measures.

Section 5 – Corporate Governance and Management

Item 5.03(a).    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 31, 2021, the Company’s Board of Directors (the “Board”) adopted the Third Amended and Restated By-Laws of Greif, Inc. (the “Third A&R By-Laws”). The Board adopted the Third A&R By-Laws to provide for a modern and streamlined structure, to add language that reflects the Board’s current practices and procedures, and to provide the Board with more flexibility to conduct business. The Third A&R By-Laws are attached as Exhibit 99.2 to this Current Report on Form 8-K.

The following is a summary of the major changes made by the Third A&R By-Laws:

Section Reference	By-Law Change
1.1. Annual Meetings	Removed annual meeting requirement of the fourth Monday in February to six months from the beginning of the fiscal year.

Modified to provide Board with the ability to postpone the annual stockholder meeting by public announcement.
1.2. Special Meetings	Lowered the voting percentage for stockholders to call a special meeting to 33 percent of the voting power from 50 percent of voting power.
1.5. Quorum	Modified to provide that if a stockholder quorum (majority of the voting power) is not present at the meeting, then the chairperson may adjourn the meeting until a stockholder quorum is present.
1.8. Advanced Business Notice
Modified to provide that notice of business to be brought by a stockholder must be given no later than 90 days and no earlier than 120 days from the anniversary date of the previous annual meeting. If no annual meeting held the prior year, or the annual meeting moves 30 days before or after the anniversary date, then a stockholder has 10 days from the date of notice or public announcement to provide a stockholder notice.

Modified to provide that adjournment or postponement of a stockholders meeting does not commence a new time period for stockholders to give notice of proposed business.

Modified to provide that, for notice by a stockholder to bring business before a meeting, certain information must be provided to the Company by the stockholder giving notice of the proposed business, (including intentions to attend in person to present business, provide information about director nominee (address, employment, and stock ownership), and any special arrangements between the stockholder and nominee. Requirement that if the stockholder does not appear at the stockholders meeting to present the proposed business, including director nomination, then such business shall be disregarded/cancelled even if votes have already been cast.

2.1. Number of Directors	Modified to create a range of 8-13 director seats which can be changed at any time within this range by resolution of the Board.
2.7. Regular Meetings	Modified to provide that, for regularly scheduled Board meetings, a notice specifying the time and place is not required.
2.9. Notice of Special Meetings	Modified to create more flexibility and reduce time constraints on calling a special board meeting. Updated methods of receiving notice of a special meeting to include notice received by email. If the notice is mailed, then there is requirement of four calendar days advanced notice, but if notice is made by telephone, in person, fax, email, then 24 hours’ notice is considered properly given.
3.1. Committees of Directors	Removed the historic Executive Committee, including responsibilities and powers of the Executive Committee and replaced with a list of current Committees, including Board delegated responsibilities and powers consistent with current Board structure and practices. Removed sections titled “Nominating and Corporate Governance Committee” and “Other Committees” and incorporated the language from these sections into the new section 3.1.
3.2. Meeting Procedures	Updated meeting procedure language so that it applies to all Committees and modified procedural language to be consistently applied with procedures of board meetings.
4.1. Officers and Titles	Simplified officer title designation and provided the Board with the ability to create other officer titles not listed as needed to support the Company. Removed an old section titled “Additional Officer, Agents, Etc.” and incorporated the language from this section into the new section 4.1.

4.2. Election and Terms of Office	Updated with commonly used officer departure language to cover more specific situations. Removed the Board requirement to establish officer qualifications determination. Removed officer compensation determinations as this function is conducted by the Compensation Committee.
4.3. Removal	Modified to provide that an officer may be removed from office without a Board meeting and notice requirement.
5.1. Indemnification in Non-Derivative Actions	Modified to provide indemnification for persons serving on a nonprofit entity at the request of the Board
5.3. Good Faith Defined	Modified to provide a broad definition of “good faith” and to clarify that Section 5.3 does not limit in anyway the standard of conduct defined in Sections 5.1 and 5.2.
6.10. Amendments	Modified to expressly require majority vote of the authorized number of directors to amend the By-Laws and to expressly provide for the ability of stockholders to amend the By-Laws by a majority of the voting power of the Company.

Section 7 – Regulation FD

Item 7.01.    Regulation FD Disclosure.

i.Transcript of Conference Call
On September 2, 2021, management of the Company held a conference call with interested investors and financial analysts (the “Conference Call”) to discuss the Company’s financial results for its third quarter ended July 31, 2021. The file transcript of the Conference Call, including a correction related to potential OCC impact on revenue on page 8, is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press release issued by Greif Inc. on September 1, 2021 announcing the financial results for its third quarter ended July 31, 2021.
99.2	Third Amended and Restated By-Laws of Greif, Inc.
99.3	File transcript of conference call with interested investors and financial analysts held by management of Greif Inc. on September 2, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: September 3, 2021	By	/s/ Lawrence A. Hilsheimer
Lawrence A. Hilsheimer, Executive Vice President and Chief Financial Officer